RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Bingham McCutchen LLP One State Street Hartford, Connecticut 06103 Attention: Frank A. Appicelli, Esq.
SPACE ABOVE LINE RESERVED FOR OFFICIAL RECORDER’S USE

Hartford Loan No. BHM0J4YP7

ASSIGNMENT OF LEASES AND RENTS

This Assignment of Leases and Rents (this “Assignment”) is executed as of July 1, 2010 by 165-25 147TH AVENUE, LLC and 85-01 24TH AVENUE, LLC, each a New York limited liability company, whose address for notice hereunder is c/o GTJ REIT, Inc. 444 Merrick Road, Lynbrook, New York 11563 (collectively, “Borrower”), to HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, each a Connecticut corporation, having an address c/o Hartford Investment Management Company, 55 Farmington Avenue, Hartford, Connecticut 06105 (“Lender”).

AGREEMENT:

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.           Definitions.  Terms not otherwise defined in this Assignment shall have the meanings ascribed to such terms in that certain Consolidated, Amended and Restated Mortgage, Security Agreement and Fixture Filing of even date hereof by Borrower in favor of Lender, and recorded herewith in the land records of Queens County, New York (the “Mortgage”) and encumbering, among other things, certain real property more particularly described in Exhibit A attached hereto.

2.           Absolute Assignment.  Borrower unconditionally and absolutely assigns, transfers and sets over to Lender all of Borrower's right, title and interest in and to: (a) all Leases; (b) all Lease Guaranties; and (c) all Rents.  This Assignment is an absolute assignment to Lender and not an assignment as security for the performance of the Obligations or any other indebtedness.

3.           Rights of Lender.  Subject to the provisions of Section 7 below, Lender shall have the right, power and authority, but not the obligation, to:  (i) notify any person that the Leases have been assigned to Lender and that all Rents are to be paid directly to Lender, whether or not Lender has commenced or completed foreclosure or taken possession of the Property; (ii) settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases, except in connection with the Tire Shop Building Fire (as defined in the Loan Agreement) and the restoration thereof; (iii) enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; (iv) to the extent permitted under the Leases, enter upon, take possession of and operate the Property; (v) lease all or any part of the Property; and/or (vi) perform any and all obligations of Borrower under the Leases and exercise any and all rights of Borrower therein contained to the full extent of Borrower's rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver.  At Lender's request, Borrower shall transmit a copy of this Assignment to each Tenant and to each manager and managing agent or operator of the Property, including, without limitation, the Property Manager (as defined in the Loan Agreement).  Borrower irrevocably directs any and all Tenants, manager, managing agent, or operator of the Property (including without limitation, the Property Manager), without any requirement for notice to or consent by Borrower, to comply with all demands of Lender under this Assignment, and, following the occurrence of an Event of Default (as defined in the Loan Agreement), to remit directly to, or turn over to, Lender on demand all Rents.

4.           No Obligation.  Notwithstanding Lender's rights hereunder, Lender shall not be obligated to perform, and Lender does not undertake to perform, any obligation, duty or liability with respect to the Leases, the Rents or the Property, nor shall Lender be deemed a mortgagee-in-possession, on account of this Assignment.  Lender shall have no responsibility on account of this Assignment for the control, care, maintenance or repair of the Property, for any waste committed on the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property, except arising from the gross negligence or willful misconduct of Lender or its agents, representatives or contractors.

5.           Right to Apply Rents.  Lender shall have the right, but not the obligation, to use and apply any Rents received hereunder in such order and such manner as Lender may determine for:

(a)           The payment of costs and expenses of collecting the Rents and/or enforcing or defending the terms of this Assignment or the rights of Lender under this Assignment or under any of the other Loan Documents;

(b)           Interest, principal or other amounts payable pursuant to the Loan Agreement, the Note, the Mortgage, or any of the other  Loan Documents; and

(c)           Payment of costs and expenses of the operation and maintenance of the Property, including, without limitation, Operating Expenses (as defined in the Loan Agreement) and all other carrying costs, fees, charges, reserves, and expenses whatsoever relating to the Property.

After the payment of all such costs and expenses and after Lender has established such reserves as it, in its sole discretion, deems necessary for the proper management of the Property, Lender shall apply all remaining Rents received by it to the reduction of the Obligations.

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6.           No Waiver.  The exercise or nonexercise by Lender of the rights granted in this Assignment or the collection and application of Rents by Lender or its agent shall not be a waiver of any Event of Default (as defined in the Loan Agreement).  No action or failure to act by Lender with respect to any obligations of Borrower under the Loan Documents, or any security or guaranty given for the payment or performance of the Obligations, shall in any manner affect, impair or prejudice any of Lender's rights and privileges under this Assignment, or discharge, release or modify any of Borrower's duties or obligations hereunder.  The receipt by Lender of any Rents, income or other benefits under the Leases or the Lease Guaranties pursuant to this Assignment after the institution of foreclosure proceedings under any of the Loan Documents shall not cure any default of Borrower hereunder or under the Note or any of the other Loan Documents or affect such proceedings or any sale pursuant thereto.

7.           Revocable License.  Notwithstanding that this Assignment is an absolute assignment of the Leases, Lease Guaranties, and Rents and not merely the collateral assignment of, or the grant of a lien or security interest in the Leases, Lease Guaranties, and Rents, Lender grants to Borrower a revocable license to collect and receive the Rents.  Such license may be revoked by Lender upon the occurrence of any Event of Default.  Borrower shall apply any Rents which it receives to the payment of Debt Service (as defined in the Loan Agreement), the funding of any escrows or reserves as set forth in the Loan Agreement or the other Loan Documents (including, without limitation, escrows for Impounds (as defined in the Loan Agreement)), and to the payment of Operating Expenses (as defined in the Loan Agreement) before using such proceeds for any other purpose.

8.           Bankruptcy Claims.  Lender shall have the right to proceed in its own name or in the name of Borrower or any general partner of Borrower in respect of any claim, suit, action or proceeding, relating to any of the Leases in a proceeding under the Bankruptcy Code (as defined in the Loan Agreement), including, without limitation, the right to file and prosecute, all to the exclusion of Borrower or any general partner of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents.  If there shall be filed by or against Borrower or any general partner of Borrower, a petition under the Bankruptcy Code, and Borrower, as lessor under the Leases, shall determine to reject any Leases pursuant to Section 365(a) of the Bankruptcy Code, Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Leases.  Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Leases to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Leases.  If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Leases and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

9.           Term.  This Assignment shall continue in full force and effect until all amounts due under the Loan Documents are paid in full, and all the other Obligations have been fully and finally satisfied.

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10.           Appointment.  Borrower irrevocably appoints Lender its true and lawful attorney in fact, which appointment is coupled with an interest, to execute any or all of the rights or powers described herein with the same force and effect as if executed by Borrower, and Borrower ratifies and confirms any and all acts done or omitted to be done by Lender, its agents, servants, employees or attorneys in, to or about the Property.

11.           Liability of Lender.  Except as provided for in Section 4 herein, Lender shall not in any way be liable to Borrower for any action or inaction of Lender, its employees or agents under this Assignment.

12.           Indemnification.  Borrower shall indemnify, defend and hold harmless Lender from and against all liability, loss, damage, cost or expense which it may incur under this Assignment or under any of the Leases, including, without limitation, any claim against Lender by reason of any alleged obligation, undertaking, action, or inaction on its part to perform or discharge any terms, covenants or conditions of the Leases or with respect to Rents, and including, without limitation, reasonable attorneys' fees and expenses, including those arising from the joint, concurrent, or comparative negligence of Lender; however, Borrower shall not be liable under such indemnification to the extent such liability, loss, damage, cost or expense results solely from the gross negligence or willful misconduct of Lender or its agents, representatives or contractors.  Any amount covered by this indemnity shall be payable within the Demand Period (as defined in the Loan Agreement), and shall bear interest from the expiration of the Demand Period until the same is paid by Borrower to Lender at a rate equal to the Default Rate (as defined in the Loan Agreement).

13.           Modification.  This Assignment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of such change is sought.

14.           Successors and Assigns.  This Assignment shall inure to the benefit of Lender and its successors and assigns and shall be binding on Borrower and its successors and assigns.

15.           Governing Law.  This Assignment shall be governed and construed in accordance with the laws of the State of New York.

16.           Conflict.  This Assignment is intended to be supplementary to, and not in substitution for or in derogation of any assignment of leases and rents contained in any other Loan Documents specifically including, but not limited to, the Loan Agreement and the Mortgage.  If any conflict or inconsistency exists between the absolute assignment of the Rents and the Leases in this Assignment and the assignment of the Rents and Leases as security in any of the other Loan Documents, the terms of this Assignment shall control.

17.           Limitation on Borrower Liability.  Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement.

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18.           WAIVER OF PUNITIVE OR CONSEQUENTIAL DAMAGES.  NEITHER LENDER NOR BORROWER SHALL BE RESPONSIBLE OR LIABLE TO THE OTHER OR TO ANY OTHER PERSON FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS ASSIGNMENT OR THE TRANSACTION CONTEMPLATED HEREBY, INCLUDING ANY BREACH OR OTHER DEFAULT BY ANY PARTY HERETO.

19.           WAIVER OF JURY TRIAL/SUBMISSION TO JURISDICTION.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE TRANSACTION CONTEMPLATED BY THIS ASSIGNMENT OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY OTHER MORTGAGE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE MORTGAGE DOCUMENTS OR IN ANY WAY RELATING TO THE MORTGAGE OR THE COLLATERAL (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS ASSIGNMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS ASSIGNMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS ASSIGNMENT.  BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF QUEENS, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS ASSIGNMENT AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS ASSIGNMENT OR ANY OTHER SECURITY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR THEREIN OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH FEDERAL OR STATE COURTS.

[Remainder of this page intentionally left blank; Signature page to follow]

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IN WITNESS WHEREOF, this Assignment has been executed by Borrower and is effective as of the day and year first above written.

165-25 147TH AVENUE, LLC,
a New York limited liability company

By: Green Acquisition, Inc.,
a New York corporation, its sole member

By:
Name: Jerome Cooper
Title: President

85-01 24TH AVENUE, LLC,
a New York limited liability company

By: Triboro Acquisition, Inc.,
a New York corporation, its sole member

By:
Name: Jerome Cooper
Title: President

[Signature Page to Assignment of Leases and Rents]

STATE OF______________                        )
)      ss:
COUNTY _______________                       )

On this the ____ day of ______________, 2010, before me _________________________, the undersigned officer, personally appeared ______________________ who acknowledged himself to be the _________________ of Green Acquisition, Inc., a corporation and sole member of 165-25 147th Avenue, LLC, a limited liability company and that he as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation and limited liability company by himself as such _________________ and as his and its free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

Notary Public
My Commission Expires:

STATE OF______________                                                   )
)      ss:
COUNTY _______________                                                   )

On this the ____ day of ______________, 2010, before me _________________________, the undersigned officer, personally appeared ______________________ who acknowledged himself to be the ____________________ of Triboro Acquisition, Inc., a corporation and sole member of 85-01 24th Avenue, LLC, a limited liability company and that he as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation and limited liability company by himself as such _________________ and as his and its free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

Notary Public
My Commission Expires:

[Acknowledgment Page to Assignment of Leases and Rents]

EXHIBIT A

[DESCRIPTION OF REAL PROPERTY]

Block 13296 Lot 7

ALL that certain piece or parcel of land, situate, lying and being in the Borough of Queens, City and State of New York, more particularly designated on the Tax Map of the City of New York for the Borough of Queens as Lot 7, in Block 13296 on Section 56 thereof, as said map was on the 3rd day of November 1952.

Block 13296 Lot 14

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of 146th Avenue, distant 141.57 feet easterly from the corner formed by the intersection of the southerly side of 146th Avenue with the easterly side of Rockaway Boulevard;

RUNNING THENCE easterly along the southerly side of 146th Avenue, 409.87 feet to the corner formed by the intersection of the southerly side of 146th Avenue with the westerly side of 167th Street;

THENCE southerly along the westerly side of 167th Street, 445.08 feet to the corner formed by the intersection of the westerly side of 167th Street with the northerly side of 147th Avenue;

THENCE westerly along the northerly side of 147th Avenue, 449.68 feet to a point;

THENCE northerly at right angles or nearly so to 147th Avenue, 255.05 feet to a point;

THENCE westerly along the northerly side of 146th Road, 99.96 feet to the corner formed by the intersection of the northerly side of 146th Road with the easterly side of Rockaway Boulevard;

THENCE northerly along the westerly side of Rockaway Boulevard, 110 feet;

THENCE easterly at right angles or nearly so to Rockaway Boulevard, 100.87 feet;

THENCE southerly at right angles or nearly so to the preceding course, 15 feet;

THENCE easterly at right angles or nearly so to the preceding course, 40 feet;

THENCE northerly at right angles or nearly so to the preceding course, 95 feet to the southerly side of 146th Avenue at the point or place or BEGINNING.

Exhibit A-1

Block 13296 Lot 101

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of 147th Avenue with the easterly side of Rockaway Boulevard;

RUNNING THENCE northerly along the easterly side of Rockaway Boulevard, 193.91 feet to the corner formed by the intersection of the easterly side of Rockaway Boulevard with the southerly side of 146th Road;

THENCE easterly along the southerly side of 146th Road, 98.63 feet to a point;

THENCE southerly at right angles or nearly so with the southerly side of 146th Road, 195 feet to the northerly side of 147th Avenue;

THENCE westerly along the northerly side of 147th Avenue, 91.12 feet to the point or place of BEGINNING.

Block 13298 Lot 11

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of 147th Avenue, distant 112.66 feet easterly from the corner formed by the intersection of the southerly side of 147th Avenue with the easterly side of Rockaway Boulevard;

RUNNING THENCE easterly along the southerly side of 147th Avenue, 320 feet to the corner formed by the intersection of the southerly side of 147th Avenue with the westerly side of 167th Street;

THENCE southerly along the westerly side of 167th Street, 170.57 feet to the corner formed by the intersection of the westerly side of 167th Street with the northerly side of Farmers Boulevard;

THENCE westerly along the northerly side of Farmers Boulevard, 321.17 feet;

THENCE northerly at right angles or nearly so to the northerly side of Farmers Boulevard, 143.71 feet to the southerly side of 147th Avenue, at the point or place of BEGINNING.

Exhibit A-2

Block 13302 Lot 171

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of 147th Avenue with the easterly side of 167th Street;

RUNNING THENCE easterly along the southerly side of 147th Avenue, 49.53 feet;

THENCE southerly at right angles or nearly so to the southerly side of 147th Avenue, 175.48 feet to the northerly side of Farmers Boulevard;

THENCE westerly along the northerly side of Farmers Boulevard, 49.71 feet to the corner formed by the intersection of the northerly side of Farmers Boulevard with the easterly side of 167th Street;

THENCE northerly along the easterly side of 167th Street, 171.34 feet to the corner at the point or place of BEGINNING.

Block 1080 Lot 1

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Queens, County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of 85th Street and the northerly side of 24th Avenue;

RUNNING THENCE northerly along the easterly side of 85th Street, 567 feet to a point;

THENCE northeasterly along a curve to the right having a radius of 25 feet and arc distance of 37.10 feet to the southerly side of 23rd Avenue;

THENCE easterly along the southerly side of 23rd Avenue, 438.82 feet more or less to the corner formed by the intersection of the westerly side of 87th Street and the southerly side of 23rd Avenue;

THENCE southerly along the westerly side of 87th Street, 629.92 feet to the corner formed by the intersection of the westerly side of 87th Street and the northerly side of 24th Avenue;

THENCE westerly along the northerly side of 24th Avenue, 460 feet to the corner at the point or place of BEGINNING.

Exhibit A-3